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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                JANUARY 22, 2004

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                 033-19694                    76-0243729
(STATE OF INCORPORATION)    (COMMISSION FILE NO.)   (IRS EMPLOYER IDENTIFICATION NO.)


                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)  Exhibits.

Exhibit
Number             Description
-------        --------------------
99.1     Notice to Executive Officers and Directors concerning a blackout period under the FirstCity Financial Corporation Employees Profit Sharing and
         Retirement Plan


ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT
PLANS

         On January 22, 2004, FirstCity Financial Corporation (the "Registrant") sent a notice to its executive officers and directors informing them that they would be unable temporarily to effect transactions related to the Registrant's common stock, $0.01 par value (the "Blackout Period"). The Blackout Period is necessary so that the FirstCity Financial Corporation Employees Profit Sharing and Retirement Plan's (the "Plan") provider and record keeper may be properly changed over from Merrill Lynch Trust Company to Wells Fargo Retirement Plan Services. A Blackout Period under the Plan is expected to begin February 20, 2004 and end March 20, 2004. On January 16, 2004, the Registrant sent a notice to all Plan participants informing them of the Blackout Period.


         Since the Registrant administers the Plan, the notice pursuant to section 101(i)(2)(E) of the Employment Retirement Income Security Act of 1974 has not been sent.


         A copy of the notice sent to the Registrant's executive officers and directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRSTCITY FINANCIAL CORPORATION


Date: January 22, 2004                 By: /s/ J. Bryan Baker
                                       ----------------------------------------
                                       J. Bryan Baker
                                       Senior Vice President and Chief
                                       Financial Officer






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



                                  EXHIBIT INDEX


 Exhibit
  Number           Description
 --------           -----------
    99.1          Notice to Executive Officers and Directors concerning a blackout period under the
                  FirstCity Financial Corporation Employees Profit Sharing and Retirement Plan




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